Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Global Income Builder Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the fund’s summary prospectus.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

October 25, 2017

PROSTKR-976